TRADEMARK LICENSE AGREEMENT

THIS TRADEMARK LICENSE AGREEMENT (this "Agreement"), is entered into and effective as of July 31, 2017, by and between ESH STRATEGIES BRANDING LLC, a Delaware limited liability company ("Licensor"), and ESH STRATEGIES FRANCHISE LLC, a Delaware limited liability company ("Licensee").

RECITALS

A. Licensor is the owner of (i) the EXTENDED STAY AMERICA trademarks, service marks and trade names, (collectively, the "Names"), (ii) the trademarks shown and described in Schedule A hereto (hereinafter the "Marks") and (iii) the Internet domain name registrations listed on Schedule B hereto (hereinafter the "Websites").

B. Licensor and Licensee are wholly-owned direct subsidiaries of ESH HOSPITALITY STRATEGIES, LLC ("Strategies"). Strategies is a wholly-owned direct subsidiary of EXTENDED STAY AMERICA, INC. ("ESA").

C. ESA intends to franchise Extended Stay America hotel system, including the Names, Marks, and Websites, to third parties, with Licensee serving as the franchisor entity.

D. To serve as the franchisor, Licensee needs to license the Names, Marks, and Websites from Licensor in order to sublicense them to franchisees.

E. Licensor is willing to grant Licensee a license to use the Names, the Marks and the Websites in connection with franchising the Extended Stay America hotel system, all on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. GRANT OF LICENSES

1.1. License of Marks. Subject to the terms and conditions hereinafter set forth, Licensor grants to Licensee a non-exclusive and non-transferable right to use the Marks in connection with franchising the Extended Stay America hotel system.

1.2. License of the Names. Licensor hereby grants Licensee a non-exclusive and non-transferable right to use the Names in connection with franchising the Extended Stay America hotel system as the trade names to identify franchised hotels, subject to the terms and conditions set forth in this Agreement.

1.3. License of Websites. Licensor hereby grants to Licensee a non-exclusive and non-transferable right to use the Websites in connection with franchising the Extended Stay America hotel system, subject to the terms and conditions set forth in this Agreement.

1.4. Limitation of License. The license granted herein is personal to Licensee and any entity to which Licensee sublicenses its rights and shall not be transferable to any entity without Licensor's prior written consent, which may be withheld or granted in Licensor's sole and absolute discretion.

2. ACKNOWLEDGMENT OF LICENSOR'S RIGHTS

2.1. Ownership and Validity. Licensee acknowledges Licensor's ownership of the entire right, title and interest in and to the Websites, the Marks and the Names and all trademark and service mark registrations and applications which include the Marks and/or Names in the United States and Canada, as applicable. Licensee acknowledges that its use shall not create in Licensee any right, title or interest in the Websites, the Marks or the Names and that all use of same and goodwill connected with the use thereof, symbolized thereby, and associated therewith shall inure to the benefit of Licensor. Licensee shall take no action challenging the validity of, or Licensor's right in, the Marks, Names and Websites.

2.2. Actions Prohibited. Licensee acknowledges that any right to use the Websites, the Marks or the Names is limited to the rights granted herein. During and after the term of this Agreement, regardless of how the License is terminated, Licensee shall not:

2.2.1. use the Marks or the Names in combination with any Names, mark, word (in English or any other language), symbol, letter or design not previously approved by Licensor in writing which approval may be withheld or granted in Licensor's sole and absolute discretion;

2.2.2. adopt or seek to register or take any other action to use or establish rights in any name, mark, word (in English or any other language), symbol, letter or design which is confusingly similar to the Marks or the Names;

2.2.3. attack or perform any action, direct or indirect, which might challenge, impair or otherwise adversely affect the validity of the Marks or the Names or Licensor's ownership thereof; or

2.2.4. engage in any action which it knows or has reason to know would threaten, injure or diminish the image or reputation of Licensor, the Websites, the Marks or the Names.

3. ENFORCEMENT AND PROTECTION OF LICENSOR'S RIGHTS

3.1. Registrations, Maintenance and Enforcement. Licensee shall promptly notify Licensor after it becomes aware of any actual or threatened infringement, misappropriation, dilution or other violation of the Marks, Names or Websites. Licensor shall have the sole right, but not the obligation, to bring any action, litigation or proceeding to remedy the foregoing, and Licensee shall cooperate with Licensor with respect to such proceedings, at Licensor's expense.

3.2. Maintenance and Enforcement Costs. Licensor shall pay any costs required to obtain and maintain, and to protect and enforce, the Marks and Names, including, without limitation, trademark and service mark fees, license recordation and registered user fees, costs associated with legal actions against alleged infringers, and costs incurred in other enforcement proceedings deemed appropriate by Licensor.

4. USE OF THE MARKS AND THE NAMES AND QUALITY CONTROL

Licensor has the right to monitor and control the quality of any products or services in connection with which the Marks or Names are used. Licensee shall strictly observe the standards, specifications and instructions set forth or approved by Licensor or its appointed representative during the effective term of this Agreement with respect to the appearance and manner of use of the Websites, the Marks and the Names, including guidelines, artwork and stylemasters for the Marks and Names as may be provided or approved by Licensor. Except as approved by Licensor prior to use, Licensee shall not use the Marks and/or the Names as a combined mark or name with any other service or trademarks whatsoever or use the Marks or the Names other than in connection with the operation of the Hotels.

5. NOTICE OF NON-COMPLIANCE

5.1. Notice in Writing. If Licensor discovers that Licensee is using the Marks, the Websites and/or the Names in any manner other than as permitted herein or is otherwise not in compliance with this Agreement, Licensor shall be entitled to notify the Licensee in writing, requiring same to be rectified or remedied within 90 days.

5.2. Cure Period. If after 90 days Licensee has not corrected the noted misuse of the Marks, the Websites and/or Names, Licensor may terminate this Agreement effective immediately upon delivery of written notice of termination to Licensee.

6. TERM

This Agreement shall become effective as of the date hereof and shall continue, unless sooner terminated as specifically provided herein, until December 31, 2030.

7. FEES

During each calendar year of the term of this Agreement (and for a fraction of any partial calendar year), in consideration of the rights provided to Licensee under this Agreement, Licensee shall pay Licensor a fee (the "Fee") of five percent (5%) of Royalty Fees (as defined below) payable to Licensee from franchisees and other third parties. The Fee will be payable by Licensee in monthly installments. "Royalty Fees" means (i) that term as defined in Franchise License Agreements between Licensee and franchisees plus (ii) any other similar fees payable to Licensee from third parties as a royalty for the right to use the Marks, Names and Websites.

8. RIGHTS UPON TERMINATION

Upon termination of this Agreement, Licensor shall be entitled to procure immediate cancellation of any recordation of this Agreement, or registration of the Licensee as user of the Marks and/or the Names, and Licensee shall render all necessary assistance in the process of such cancellation.

9. ASSIGNMENT

This Agreement shall be freely assignable by Licensor without the consent of Licensee and any such assignment shall be binding upon and shall inure to the benefit of the legal representatives, successors and assigns of Licensor and Licensee. Licensee shall not assign this agreement without the prior written consent of Licensor and any purported assignment in violation of this provision shall be null and void ab initio.

10. CESSATION OF USE

10.1. Termination for Non-Compliance. In the event this Agreement is terminated for Licensee's failure to comply with the terms herein, Licensee shall immediately cease all use of the Marks, the Names and the Websites and return or destroy all undistributed written materials bearing the Marks or the Names. Licensee agrees that it will not thereafter use any of the Marks or the Names or any other mark or trade name confusingly similar to any of the Marks or to the Names.

10.2. Damages in Event the Licensee Fails to Cease Use. If Licensee should willfully or negligently continue to use any of the Marks, the Names or the Websites outside the terms of this Agreement, Licensee shall pay to Licensor the amount of its damages and in any event, not less than $25,000 for each day that Licensee continues to use the Marks, the Names or the Websites beyond the period during which, or outside the terms under which use is permitted hereunder. Such payment shall not in any way limit any other rights or remedies otherwise available to the Licensor.

11. MISCELLANEOUS

11.1. Costs Incident to Agreement. Except as otherwise set forth herein, each party shall pay its own legal, accounting and other expenses incident to this Agreement and the consummation of the transactions contemplated thereby.

11.2. Notices. Notices, statements and other communications to be given under the terms of this Agreement shall be in writing and delivered by hand against receipt or sent by certified or registered mail or by Federal Express or other similar overnight mail service as follows:

If to Licensor:	ESH STRATEGIES BRANDING LLC 11525 N. Community House Road, Suite 100 Charlotte, NC 28277 Attention: President
If to Licensee:	ESH STRATEGIES FRANCHISE LLC 11525 N. Community House Road, Suite 100 Charlotte, NC 28277 Attention: President

11.3. Governing Law. This Agreement shall be construed under, and governed in accordance with, the laws of the State of New York.

11.4. Headings. The headings of Articles and Sections in this Agreement are inserted for convenience only and shall not be deemed to affect in any way the meaning of the provisions to which they refer.

11.5. Successors and Assigns Bound. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

11.6. No Partnership. Nothing contained in this Agreement shall be construed to create a partnership or joint venture between Licensor and Licensee or their respective successors in interest.

11.7. Savings Clause. If any one or more of the provisions contained in this Agreement shall be invalid, illegal, or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

11.8. Waiver. No failure or delay on the part of any party in the exercise of any power, right, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

11.9. Non-Exclusive Nature of Expressed Remedies. All of the parties' rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

11.10. Entire Agreement. This Agreement, together with other writings signed by the parties expressly stated to be supplementing hereto and together with any instruments to be executed and delivered pursuant to this Agreement, constitutes the entire agreement and understanding between the parties as to the subject matter hereof. No modification or amendment of this Agreement shall be valid or binding unless made in writing and signed on behalf of the parties hereto.

11.11. Incorporation of Recitals. The recitals set forth in the preamble of this Agreement are hereby incorporated into this Agreement as if fully set forth herein.

11.12. Execution. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Licensor and Licensee have caused this Agreement to be duly executed on their behalf in the manner legally binding upon them.

LICENSOR: ESH STRATEGIES BRANDING LLC	LICENSEE: ESH STRATEGIES FRANCHISE LLC
By: [signature]	By: [signature]
Name: JOHN DENT	Name: JOHN DENT
Title: VP & SECY	Title: VP & SECY

SCHEDULE A

MARKS

MARK	APPLICATION/REGISTRATION INFORMATION
THE AFFORDABLE WAY TO STAY. AND STAY. AND STAY	U.S. Reg. No. 2157712 Serial No.: 75204224 Registered: 05/12/1998 Filed: 11/25/1996
EXTENDED STAY AMERICA EFFICIENCY STUDIOS	U.S. Reg. No. 2113801 Serial No.: 75153371 Registered: 11/18/1997 Filed: 8/20/1996
EXTENDED STAY AMERICA EFFICIENCY STUDIOS & Design EXTENDED STAYAMERICA EFFICIENCY STUDIOS	U.S. Reg. No. 2113800 Serial No.: 75153370 Registered: 11/18/1997 Filed: 8/20/1996
EXTENDED STAY AMERICA EFFICIENCY STUDIOS & Design EXTENDEDSTAYAMERICA EFFICIENCY STUDIOS	U. S. Reg. No. 2157547 Serial No.: 75153369 Registered: 5/12/1998 Filed: 8/20/1996
EXTENDED STAY AMERICA	U.S. Reg. No. 2021504

	(Supplemental Register) Serial No.: 74677537 Registered: 12/03/1996 Filed: 5/16/1995
EXTENDED STAY AMERICA	U.S. Reg. No. 2457084 *(Principal Register)* Serial No.: 75932228 Registered: 6/05/2001 Filed: 3/1/2000
EXTENDED STAY AMERICA & Design	U.S. Reg. No. 3496984 Serial No.: 78496405 Registered: 9/2/2008 Filed: 10/7/2004
EXTSTAY.COM	U.S. Reg. No.: 3055797 Serial No.: 76268139 Registered: 1/31/2006 Filed: 6/7/2001

ROAD WARRIORS	U.S. Reg. No.: 2456070 Serial No.: 75673896 Registered: 5/29/2001 Filed: 04/05/1999
EXTENDED STAY DELUXE	U.S. Reg. No.: 3016461 *(Supplemental Register)* Serial No.: 78484532 Registered: 11/15/2005 Filed: 9/16/2004
EXTENDED STAY DELUXE	U.S. Reg. No.: 4104698 Serial No.: 85321130 Registered: 2/28/2012 Filed: 5/14/2011
EXTENDED STAY DELUXE & Design	U.S. Reg. No.: 3198051 Serial No.: 78496376 Registered: 1/16/2007 Filed: 10/7/2004

SUITE OFFERS	U.S. Reg. No.: 3004515 Serial No.: 78518737 Registered: 10/4/2005 Filed: 11/17/2004
1-800-EXTSTAY	U.S. Reg. No.: 3122763 Serial No.: 78519073 Registered: 8/1/2006 Filed: 11/18/2004 Class 43: Providing temporary housing accommodation services and hotel services. Owner: ESH Strategies Branding LLC Next deadline: Sec. 8 & 9 renewal due: 8/1/2025 – 8/1/2026
EEEE Design	U.S. Reg. No.: 3450820 Serial No.: 78496525 Registered: 6/17/2008 Filed: 10/7/2004

EXTENDED STAY HOTELS & Design	U.S. Reg. No.: 3103158 Serial No.: 78496481 Registered: 6/13/2006 Filed: 10/7/2004
EXTENDED STAY DELUXE HOTEL & Design	U.S. Reg. No.: 3560270 Serial No.: 77474721 Registered: 1/13/2009 Filed: 5/15/2008
A ROOM. A KITCHEN. A REASONABLE PRICE.	U.S. Reg. No.: 3006021 Serial No.: 78500004 Registered: 10/11/2005 Filed: 10/14/2004
YOU GO THE DISTANCE. WE DO THE SAME.	U.S. Reg. No.: 3028288 Serial No.: 78499798 Registered: 12/13/2005 Filed: 10/14/2004

YOUR PERFECT PLACE FOR AN EXTENDED STAY	U.S. Reg. No.: 1513046 Serial No.: 73714818 Registered: 11/15/1988 Filed: 3/4/1988
DELUXE MORNINGS	U.S. Reg. No.: 3340696 Serial No.: 77029962 Registered: 11/20/2007 Filed: 10/26/2006
DELUXE ESSENTIALS	U.S. Reg. No.: 3340697 Serial No.: 77029970 Registered: 11/20/2007 Filed: 10/26/2006
EXTENDED STAY HOTELS & Design	U.S. Reg. No.: 4041378 Serial No.: 85260560 Registered: 10/18/2011 Filed: 3/8/2011
EXTENDED STAY AMERICA (Stylized)	U.S. Reg. No.: 4274227 Serial No.: 85462184 Registered: 1/15/2013 Filed: 11/2/2011

EXTENDED STAY AMERICA & Design	U.S. Reg. No.: 4274226 Serial No.: 85462178 Registered: 1/15/2013 Filed: 11/2/2011
Star Design (Color)	U.S. Reg. No.: 4274225 Serial No.: 85462171 Registered: 1/15/2013 Filed: 11/2/2011
EXTENDED STAY AMERICA (Stylized)	U.S. Reg. No.: 4274224 Serial No.: 85462167 Registered: 1/15/2013 Filed: 11/2/2011
EXTENDED STAY AMERICA & Design	U.S. Reg. No.: 4274223 Serial No.: 85462158 Registered: 1/15/2013

extended STAY AMERICA	Filed: 11/2/2011
Star Design (B&W)	U.S. Reg. No.: 4167398 Serial No.: 85462138 Registered: 7/3/2012 Filed: 11/2/2011
AWAY FROM HOME COOKING	U.S. Reg. No.: 4679420 Serial No.: 85901119 Registered: 1/27/2015 Filed: 4/11/2013
AWAY FROM HOME COOKING	U.S. Reg. No.: 4581182 Serial No.: 85901122 Registered: 8/5/2014 Filed: 4/11/2013
ESA-LIST	U.S. Reg. No.: 5,045,825 Serial No.: 85838910 Registered: 9/20/2016 Filed: 2/1/2013
Card Design (B&W)	U.S. Reg. No.: 4646831

	Serial No.: 86114039 Registered: 11/25/2014 Filed: 11/8/2013
Card Design (Color) 	U.S. Reg. No.: 4680620 Serial No.: 86114040 Registered: 2/3/2015 Filed: 11/8/2013
EXTENDED PERKS	U.S. Reg. No.: 4875648 Serial No.: 86442547 Registered: 12/22/2015 Filed: 11/3/2014
EXTENDED PERK$	U.S. Reg. No.: 4899352 Serial No.: 86443793 Registered: 2/9/2016 Filed: 11/4/2014
A KITCHEN, A GREAT PRICE, THE HOTEL THAT'S JUST RIGHT	U.S. Reg. No.: 4740652 Serial No.: 86273272 Registered: 5/19/2015

	Filed: 9/30/2014
B&B BAKER & BREWER & Design	U.S. Reg. No.: 5032447 Serial No.: 86392963 Registered: 8/30/2016 Filed: 9/12/2014
BAKER & BREWER	U.S. Reg. No.: 4915460 Serial No.: 86392967 Registered: 3/8/2016 Filed: 9/12/2014
HOTEL KEYS OF HOPE	U.S. Reg. No.: 5125198 Serial No.: 86679331 Registered: 1/17/2017 Filed: 6/30/2015
HOTEL KEYS OF HOPE	U.S. Reg. No.: 4970543 Serial No.: 86678470 Registered: 5/31/2016 Filed: 6/30/2015

A STAY THAT MAKES A DIFFERENCE	U.S. Reg. No.: 86795759 Serial No.: 86795759 Registered:1/17/17 Filed: 10/22/2015
LEAVE A KEY HELP SAVE A LIFE	U.S. Reg. No.: ---- Serial No.: 86650867 Registered: --- Filed: 6/3/2015
NEED ANYTHING? JUST ASK.	U.S. Reg. No.: ---- Serial No.: 86650877 Registered: ---- Filed: 6/3/2015
EXTENDED STAY CANADA	U.S. Reg. No.: 4526437 Serial No.: 85701277 Registered: 5/6/2014 Filed: 8/11/2012
PASSIONATELY PRACTICAL	U.S. Reg. No.: 4481862 Serial No.: 85660226 Registered: 2/11/2014 Filed: 6/25/2012

STAY HERE, GO FURTHER	U.S. Reg. No.: ---- Serial No.: 87356174 Registered: ---- Filed: 3/2/2017
WORK HERE, GO FURTHER	U.S. Reg. No.: ---- Serial No.: 87356180 Registered: ---- Filed: 3/2/2017
INVEST HERE, GO FURTHER	U.S. Reg. No.: ---- Serial No.: 87356183 Registered: ---- Filed: 3/2/2017
SIT. STAY. SLEEP.	U.S. Reg. No.: ---- Serial No.: 87267058 Registered: ---- Filed: 12/13/2016
ESA	U.S. Reg. No.: ----

	Serial No.: 87475663 Registered: ---- Filed: 6/5/2017
ESA 2.0	U.S. Reg. No.: ---- Serial No.: 87475657 Registered: ---- Filed: 6/5/2017

Foreign Registrations

MARK	APPLICATION/REGISTRATION INFORMATION
Star Design (Color)	Country: Canada Reg. No.: TMA903347 Appl. No.: 1568614 Filed: 3/14/2012 Registered: 5/11/2015
Star Design (B&W)	Country: Canada Reg. No.: TMA903348 Appl. No.: 1568616 Filed: 3/14/2012 Registered: 5/11/2015
EXTENDED STAY CANADA	Country: Canada Reg. No.: TMA906200 Appl. No.: 1589102 Filed: 8/7/2012 Registered: 6/11/2015

MARK	APPLICATION/REGISTRATION INFORMATION
EXTENDED STAY DELUXE	Country: Canada Reg. No.: TMA736065 Appl. No.: 1271802 Filed: 9/13/2005 Registered: 3/10/2009
EXTENDED STAY DELUXE & Design EXTENDEDSTAYDELUXE	Country: Canada Reg. No.: TMA737259 Appl. No. 1271801 Filed: 9/13/2005 Registered: 4/1/2009
EXTENDED STAY AMERICA	Country: Canada Reg. No.: TMA562533 Appl No.: 0824314 Filed: 9/26/1996 Registered: 5/27/2002
EXTENDED STAYAMERICA EFFICIENCY STUDIOS	Country: Canada Reg. No.: TMA562627 Appl No.: 0824409 Filed: 9/27/1996

MARK	APPLICATION/REGISTRATION INFORMATION
	Registered: 5/27/2002
EXTENDED STAYAMERICA EFFICIENCY STUDIOS & Design EXTENDED STAYAMERICA EFFICIENCY STUDIOS	Country: Canada Reg. No.: TMA562596 Appl. No.: 0824411 Filed: 9/27/1996 Registered: 5/27/2002
EXTENDED STAY DELUXE HOTEL & Design EXTENDEDSTAY DELUXEHOTEL	Country: Canada Reg. No: TMA802135 Appl. No.: 1401193 Filed: 6/26/2008 Registered: 7/14/2011
NEED ANYTHING? JUST ASK.	Country: Canada Reg. No.: ---- Appl No.: 1756011 Filed: 11/23/2015 Registered: ----
A KITCHEN, A GREAT PRICE, THE HOTEL THAT'S JUST RIGHT	Country: Canada

MARK	APPLICATION/REGISTRATION INFORMATION
	Appl No.: 1701514 Filed: 11/6/2014 Registered: ----
	Country: Canada Reg. No.: ---- Appl No.: 1696134 Filed: 9/30/2014 Registered: ----
BAKER & BREWER	Country: Canada Reg. No.: ---- Appl No.: 1696133 Filed: 9/30/2014 Registered: ----
INSTANT REWARDS – NO POINTS REQUIRED	Country: Canada Reg. No.: ---- Appl No.: 1737485 Filed: 7/15/2015

MARK	APPLICATION/REGISTRATION INFORMATION
	Registered: ----
EXTENDED PERKS	Country: Canada Reg. No.: ---- Appl No.: 1706547 Filed: 12/10/2014 Registered: ----
EXTENDED PERK$	Country: Canada Reg. No.: ---- Appl No.: 1706549 Filed: 12/10/2014 Registered: ----

SCHEDULE B

WEBSITES

1800extstay.com
1800ext-stay.com
1800ext-stay.pw
aboutstay.com
army-hotels.com
army-hotels.xxx
awayfromhomecooking.com
dev-esa.com
esa.com
esaarmy.com
esa-army.com
esaarmy.xxx
esa-army.xxx
esaarmyhotels.com
esaarmy-hotels.com
esa-armyhotels.com
esaarmyhotels.xxx
esaarmy-hotels.xxx
esa-armyhotels.xxx
esaarmylodging.com
esa-armylodging.com
esaarmylodging.xxx
esa-armylodging.xxx
esaarmyus.com
esa-armyus.com
esaarmyus.xxx
esa-armyus.xxx
esaarmyusa.com
esa-armyusa.com
esaarmyusa.xxx
esa-armyusa.xxx
esahotel.com
esahotel.xxx
esahotels.com
esa-hotels.com
esahotels.travel
esahotels.xxx
esalist.biz

esa-list.biz
esalist.co
esa-list.co
esalist.com
esa-list.com
esalist.info
esa-list.info
esalist.net
esa-list.net
esalist.org
esa-list.org
esalist.us
esa-list.us
esalist.xxx
esa-list.xxx
esamilitary.com
esamilitary.xxx
esasucks.xxx
esasuites.com
esasuites.xxx
esausarmy.com
esa-usarmy.com
esausarmy.xxx
esa-usarmy.xxx
esausarmyhotels.com
esa-usarmyhotels.com
esausarmyhotels.xxx
esa-usarmyhotels.xxx
ESD.TRAVEL
esd.xxx
esdhotels.xxx
eshhospitality.com
eshhospitality.info
eshhospitality.net
estadiaextendida.com
ESTADIAEXTENDIDA.COM.MX
ESTADIAEXTENDIDA.MX
estadiaextendida.xxx
estadiaextendidaamerica.com
estadiaextendidaamerica.xxx
estadiaextendidadelujo.com
estadiaextendidadelujo.xxx
estadiaextendidahotel.com
estadiaextendidahotel.xxx

estadiaextendidahoteles.com
estadiaextendidahoteles.xxx
estadiasextendidas.com
estadiasextendidas.xxx
exstay.biz
exstay.cc
exstay.net
exstay.pw
exstay.us
exstay.xxx
exstayamerica.biz
exstayamerica.cc
exstayamerica.com
exstayamerica.net
exstayamerica.us
exstayamerica.xxx
extcorp.com
extcorp.xxx
extededstayamerica.com
extendedestayamerica.com
extendedhotelusa.xxx
extendedperks.com
extended-perks.com
extendedperksrewards.com
extended-stay.biz
extended-stay.cc
EXTENDEDSTAY.CM
EXTENDEDSTAY.CO
extendedstay.com
extended-stay.com
EXTENDEDSTAY.COM.MX
extendedstay.mobi
EXTENDEDSTAY.MX
extended-stay.net
extendedstay.tel
EXTENDEDSTAY.TRAVEL
extended-stay.us
extendedstay.xxx
extended-stay.xxx
extendedstayamarica.com
extendedstayamarica.pw
extendedstayamarica.xxx
extendedstayamerca.com
extendedstayamerca.xxx

extendedstayameric.com
extendedstayameric.xxx
extendedstayamerica.biz
EXTENDEDSTAYAMERICA.CM
EXTENDEDSTAYAMERICA.CO
extendedstayamerica.com
extendedstay-america.com
EXTENDEDSTAYAMERICA.COM.MX
extendedstayamerica.info
EXTENDEDSTAYAMERICA.MX
extendedstayamerica.net
extended-stay-america.net
extendedstayamerica.pw
extendedstayamerica.tel
EXTENDEDSTAYAMERICA.TRAVEL
extendedstayamerica.us
extendedstay-america.xxx
extendedstayamerica0011.com
extendedstayamerica0011.xxx
extendedstayamericabeaverton.com
extendedstayamericabeaverton.xxx
extendedstayamericachicago.com
extendedstayamericachicago.info
extendedstayamericacoupons.com
extendedstayamericacoupons.net
extendedstayamericaefficiency.biz
extendedstayamericaefficiency.cc
extendedstayamericaefficiency.com
extendedstayamericaefficiency.net
extendedstayamericaefficiency.us
extendedstayamericaefficiency.xxx
extendedstayamericaefficiencystudios.biz
extendedstayamericaefficiencystudios.cc
extendedstayamericaefficiencystudios.com
extendedstayamericaefficiencystudios.net
extendedstayamericaefficiencystudios.us
extendedstayamericahotel.com
extendedstayamericahotel.pw
extendedstayamericahotels.com
extendedstayamericahotels.info
extendedstayamericahotels.net
extendedstayamericahotels.pw
extendedstayamericahotels.travel
extendedstayamericahotels.xxx

extendedstayamericahotelsuck.xxx
extendedstayamericahouston.com
extendedstayamericana.com
extendedstayamericana.xxx
extendedstayamericanashville.com
extendedstayamericaonline.com
extendedstayamericaonline.xxx
extendedstayamericaphoenix.com
extendedstayamericaportland.com
extendedstayamericaportland.xxx
extendedstayamericas.com
extendedstayamericas.pw
extendedstayamericas.xxx
extendedstayamericasalem.com
extendedstayamericasalem.xxx
extendedstayamericasanjose.com
extendedstayamericastudios.biz
extendedstayamericastudios.cc
extendedstayamericastudios.com
extendedstayamericastudios.net
extendedstayamericastudios.us
extendedstayamericastudios.xxx
extendedstayamericasucks.xxx
extendedstayamericasuites.com
extendedstayamericasuites.pw
extendedstayamericasuites.xxx
extendedstayarmy.com
extendedstay-army.com
extendedstayarmy.xxx
extendedstay-army.xxx
extendedstayarmyhotels.com
extendedstay-armyhotels.com
extendedstayarmyhotels.xxx
extendedstay-armyhotels.xxx
extendedstayarmylodging.com
extendedstay-armylodging.com
extendedstayarmylodging.xxx
extendedstay-armylodging.xxx
extendedstayarmyus.com
extendedstay-armyus.com
extendedstayarmyus.xxx
extendedstay-armyus.xxx
extendedstayarmyusa.com
extendedstay-armyusa.com

ihateextendedstayhotels.com
internstudios.com
militaryesa.com
militaryextendedstayamerica.com
nihinterns.com
nihinterns.net
nihinterns.org
openourfridge.com
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